                                                                   Exhibit 23.2
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Allied Waste Industries, Inc. Registration Statement on Form S-4 (File No. 333-91539) of our report dated December 3, 1998 included in Browning-Ferris Industries, Inc.'s Form 10-K/A for the year ended September 30, 1998, and to all references to our firm included in this registration statement.


                                      /s/ Arthur Andersen LLP


Houston, Texas,
December 29, 1999